UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2014

FOREST LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-5438	11-1798614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue New York, NY 10022	10022-4731
(Address of Principal executive offices)	(Zip Code)

(212) 421 7850

Registrant’s telephone number, including area code

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

To satisfy its obligations under Regulation FD, Forest Laboratories, Inc. (the “Company”) is furnishing certain updated information, including information relating to its proposed notes offering. The disclosure is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

On January 27, 2014, the Company issued a press release announcing its intention to offer senior unsecured fixed rate notes due 2021 and senior unsecured fixed rate notes due 2019 (collectively, the “notes”). The press release announcing the commencement of the proposed offering is attached hereto as exhibit 99.2, and is incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01 is being furnished under Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

On January 8, 2014, the Company filed a Form 8-K disclosing, among other things, the entry by the Company and FRX Churchill Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company, into an Agreement and Plan of Merger with Aptalis Holdings, Inc. This Form 8-K includes the audited consolidated balance sheets of Aptalis Holdings, Inc. as of the year ended September 30, 2013, and the related consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for each of the three years in the period ended September 30, 2013, including the notes thereto and the related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated herein by reference as exhibit 99.3 to this Form 8-K.

(b) Pro forma financial information.

The unaudited pro form combined statements of operations for the six months ended September 30, 2013 and the year ended March 31, 2013, the unaudited pro forma combined balance sheet as of September 30, 2013 and the accompanying notes, are attached as Exhibit 99.4 to this Form 8-K.

(d) Exhibits:

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Disclosures regarding Forest Laboratories, Inc.

99.2	Press release of Forest Laboratories, Inc. dated January 27, 2014.

99.3	Audited consolidated balance sheets of Aptalis Holdings, Inc., as of September 30, 2013 and 2012, and the related consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for each of the three years in the period ended September 30, 2013, including the notes thereto, and Schedule II.

99.4	Unaudited pro forma combined statements of operations for the six months ended September 30, 2013 and for the year ended March 31, 2012, unaudited pro forma combined balance sheet as of September 30, 2013, and the accompanying notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2014

Forest Laboratories, Inc. (Registrant)

/s/ Francis I. Perier, Jr
Name: Francis I. Perier, Jr. Title: Executive Vice President, Chief Financial Officer

4